Exhibit 10.15

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED TERMINALLING SERVICES AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED TERMINALLING SERVICES AGREEMENT (this “Amendment”) is made and executed on December 26, 2023 by and between MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“Operator”) and MARTIN ENERGY SERVICES LLC, an Alabama limited liability company (“Customer”). Operator and Customer are referred to herein collectively as the “Parties”.

WHEREAS, Operator and Customer are Parties to that certain Third Amended and Restated Terminalling Services Agreement dated October 1, 2022 (the “Agreement”); and
WHEREAS, the Parties mutually desire to amend certain terms of the Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of the covenants and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Capitalized terms used but not defined herein, if any, shall have the meaning given to such terms in the Agreement.
2. Amendment to the Agreement. The following provisions of the Agreement are hereby amended and replaced as follows:

“Section 1. Definitions. In this Agreement, unless the context requires otherwise, the following terms will have the meanings indicated below:

‘Effective Date’ means January 1, 2024.

‘Throughput Fee’ means the following variable rate for Product in-loaded and out-loaded from the Terminal per Month: [***] for the first [***] Gallons, [***] between [***] and [***] Gallons, and [***] for over [***] Gallons.”

2.1. Addition to the Agreement. The following terms are hereby added to the Agreement and incorporated by reference herein:

“Actual Monthly Volume” means the actual amount of Product in-loaded and out-loaded from the Terminal during a Month as determined by the inventory records of receipts and deliveries.

“Deficiency Fee” means the positive amount, if any, resulting from the product of (i) the difference between the Minimum Monthly Volume and the Actual Monthly Volume and (ii) [***].

“Minimum Monthly Volume” means [***] Gallons of Product.

“Shortfall Value” means the greater of zero or the amount resulting from the difference of [***] less the Yearly Actual Value.

“Yearly Actual Value” means the sum of all of the Throughput Fees in an applicable calendar year.

“Yearly Actual Volume” means the actual amount of Product in-loaded and out-loaded from the Terminal during the Term.

3. Amendment to Section 3. The following provision is hereby added as Section 3.3:

“3.3. In the event that less than the Minimum Monthly Volume is in-loaded and out-loaded from the Terminal during any Month through no fault of the Operator, then for such Month Customer shall additionally pay Operator a Deficiency Fee. At the end of each calendar year, Customer shall be entitled to a rebate equal to the positive amount, if any, resulting from the sum of the actual Deficiency Fees paid hereunder during such Term less the Shortfall Value.”

4. Affirmation of the Agreement. Except as expressly amended herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect without modification or amendment, and the Parties ratify and reaffirm the same in its entirety.

5. Entire Agreement; Amendments. This Amendment and the Agreement, as previously amended, constitute the entire agreement between the Parties as of the date hereof and supersede any prior or contemporaneous understandings, agreements, or representations by or between the Parties, written or oral, to the extent they have related in any way to the subject matter hereof. This Amendment may be amended, modified or superseded only by a written instrument executed by both of the Parties.

6. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be effective on the day and year first written above.

CUSTOMER:

MARTIN ENERGY SERVICES LLC

By: /s/ Damon King
Damon King, Vice President

OPERATOR:

MARTIN OPERATING PARTNERSHIP L.P.
By: Martin Operating GP, LLC, Its General Partner
By: Martin Midstream Partners, L.P., Its Sole Member
By: Martin Midstream GP, LLC, Its General Partner

By: /s/ Robert D. Bondurant
Robert D. Bondurant, President and Chief
Executive Officer